                                                                    EXHIBIT 10.9

                           FIRST AMENDMENT TO SECOND
                             AMENDED AND RESTATED
                               CREDIT AGREEMENT

     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made and entered into effective as of the 25th day of May, 1999 (this "Amendment") among GROUP MAINTENANCE AMERICA CORP., a Texas corporation (the "Company"), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other person who subsequently becomes a Guarantor, collectively the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively the "Banks") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually as a Bank, and as agent for the other Banks (in such capacity, together with any other Person who becomes the agent, the "Agent").

     WHEREAS, the Company, certain of the Guarantors, certain of the Banks and the Agent, entered into that certain Second Amended and Restated Credit Agreement dated as of October 15, 1998 (as amended or restated from time to time, the "Credit Agreement"), which Credit Agreement provides for a revolving credit facility pursuant to which the Banks named therein committed to make loans of up to $230,000,000.00 upon the terms and conditions as provided therein.

     WHEREAS, certain additional parties have subsequently become Guarantors pursuant to the terms thereof.

     WHEREAS, the Company and the Guarantors have requested the Banks and the Agent to amend and modify certain terms and conditions of the Credit Agreement.

     WHEREAS, said parties have agreed to do so to the extent reflected in this Amendment, provided the Company and the Guarantors ratify and confirm all of their obligations under the Credit Agreement and the Loan Documents, as well as agree to make certain other amendments as set forth herein.

     WHEREAS, the Company, the Guarantors, the Banks, and the Agent wish to execute this document to evidence their agreement in regard thereto.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the receipt and sufficiency of which are hereby acknowledged, the parties hereto now agree as follows:

     1. Defined Terms and Overall Changes. All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement. All defined terms and references in the Credit Agreement shall be modified generally to reference that the Total Commitment of all the Banks is now $425,000,000, not the $230,000,000 referenced previously, and the Commitment of each Bank is shown on the signature page of said Bank to this Amendment. The new Notes, executed in connection with this Amendment, shall be considered Notes under the Credit Agreement for all purposes.

     2.   Amendment to Section 1.01.  Without limiting paragraph 1. above,
Section 1.01 of the Credit Agreement is hereby amended by deleting and restating the following definitions in their proper alphabetical order to read as follows:

     "'Business Day' means any day (other than a Saturday, Sunday or legal holiday in the State of Texas) on which most banks are open for business in Houston, Texas provided, when used in connection with Eurodollar Rate Advances, the term Business Day shall not include any day on which banks are not open for dealings in dollar deposit in the London interbank market.

     'Commitment' and 'Commitments' means the obligation of each of the Banks to enter into and perform this Agreement, to make available the Loans to the Company in the amounts shown on the signature page of the First Amendment and all other duties and obligations of the Banks hereunder.

     'Eurodollar Rate' means, with respect to any Eurodollar Rate Advances for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 10:00 a.m., Houston, Texas time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Rate" with respect to such Eurodollar Rate Advance for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 10:00 a.m., Houston, Texas time, two Business Days prior to the commencement of such Interest Period.

     'First Amendment' means the First Amendment to Second Amended and Restated Credit Agreement dated May 25, 1999 among the Company, the Guarantors listed on the signature pages thereto, the Banks listed on the signature pages thereto and the Agent.

     'Letter of Credit Fee' has the meaning specified in Section 2.19(b).

          'Loan Documents' means this Agreement, the Notes, the Security Documents, the Notice of Advance, any swap or hedging agreements entered into with any of the Banks and the corporate resolutions authorizing the Loan Documents.

          'Total Commitment' means the aggregate Commitments of all Banks, totaling a maximum of $425,000,000.00."

          3.   Amendment to Section 7.03.   Section 7.03 of the Credit Agreement
is hereby amended by deleting the reference to $30,000,000.00 contained in subsection (m) thereof and replacing it with $50,000,000.00.

          4.   Amendment to Section 7.04.    (a) Section 7.04(a) of the Credit
Agreement is hereby amended by deleting the words "existing on the Execution Date and".

          (b) Section 7.04(e) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(e) Other Liens securing obligations allowed pursuant to Section 7.03(k) or (l) not exceeding $3,000,000.00 in the aggregate at any one time;".

          5.   Amendment to Section 7.05.   Section 7.05 of the Credit Agreement
is hereby amended by deleting the reference to Section 7.17 in subsection (d) thereof and replacing it with Section 7.16.

          6.   Amendment to Section 7.06.    Section 7.06 of the Credit
Agreement is hereby deleted in its entirety and the following substituted therefor:

          "Section 7.06 Restricted Payments. The Company will not pay any dividends or redeem, retire, purchase or guaranty the value of or make any other acquisition, direct or indirect, of any shares of any class of stock of the Company, or of any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except to the extent that the consideration therefor consists solely of shares of stock (including warrants, rights or options relating thereto) of the Company or is approved by the Majority Banks; provided, the Company may purchase its stock in a maximum, aggregate amount not to exceed $6,000,000.00 in the aggregate."

          7. Amendment to Section 7.10. Section 7.10 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "Section 7.10 Consolidated Net Worth. The Company will not permit its Consolidated Net Worth to be less than $180,000,000.00, plus, in all cases:
     (a) 100% of the net proceeds from the issuance of any capital stock by the Company or any Subsidiary subsequent to the Execution Date at any time during the term hereof, plus (b) 75% of the consolidated after tax income (if positive) of the Company and its Subsidiaries since July 1, 1998 for each fiscal year during the term hereof (including any Subsidiaries acquired subsequent hereto)."

          8. Amendment of Section 7.16. Section 7.16 of the Credit Agreement is hereby amended by deleting the reference to $15,000,000.00 contained therein and replacing it with $20,000,000.00

          9. Amendment to Section 11.01. Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "SECTION 11.01 Amendments. No amendment or waiver of any provision of this Agreement, any Note or any other Loan Document, nor consent to any departure by the Company herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, as to amendments, and by the Majority Banks in all cases, and then, in any case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, no such amendment, waiver or consent shall be effective unless signed by all of the Banks if it attempts to: (a) change the definition of "Commitment", "Designated Payment Date", "Majority Banks", or "Maturity Date"; (b) decrease any applicable Margin or otherwise reduce the rate of Interest charged on any Loan; (c) modify this Section or Sections 2.19 or 11.05 or any definition related to said sections; (d) release any Guarantor or Collateral; (e) waive any Default under Section 9.01(a); (f) release any Liens on any of the Collateral; (g) change in any other manner the repayment terms of the Loans, including required principal payments or the rate, amount or time of interest payments; provided; that this Section 11.01(g) does not apply to an increase in the rate or amount of interest payments; or (h) modify Section 7.17(a)(ii). Any decrease in the amount of any fee, make whole amount, breakage cost or similar payment affecting less than all of the Banks shall be allowed with the consent of the Bank or Banks affected thereby. Further, no provisions of Article III or Article X or other terms affecting the Agent or the Issuing Bank may be changed without the consent of said Agent or the Issuing Bank as appropriate."

          10. Amendment to Schedule 7.04(a). Schedule 7.04(a) to the Credit Agreement is amended by deleting such schedule and replacing it with Schedule
7.04 attached to this Amendment.

          11.  Compliance Calculation Form.     From and after the effective
date of this Amendment, when the Company submits quarterly and annual financial statements as required under Sections 6.01(a) and 6.01(b), the Company will submit an exhibit in substantially the same form as Exhibit 6.01(d), attached hereto, demonstrating the calculations which confirm the Company is in compliance with the provisions of Sections 7.10 through 7.15 of the Credit Agreement.

          12. Ratification. The Company and each Guarantor, including those parties who have become Guarantors subsequent to the execution of the Credit Agreement, hereby ratify all of their respective obligations under the Credit Agreement and the Loan Documents, and agree and acknowledge that the Credit Agreement (including the Guaranty contained therein) and each of the Loan Documents shall continue in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Banks created by or contained in any of such documents nor is the Company or any Guarantor released from any covenant, warranty or obligation created by or contained therein except as expressly provided herein.

          13. Representations and Warranties. The Company and each Guarantor hereby represent and warrant to the Banks that (a) this Amendment has been duly executed and delivered on behalf of the Company and each Guarantor, respectively, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Company and each Guarantor in accordance with its terms, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except as heretofore otherwise disclosed in writing to the Agent (other than those of such representations and warranties which by their express terms speak to a date on or before the date hereof), (d) no Default exists under the Credit Agreement or any of the Loan Documents, (e) the execution, delivery and performance of this Amendment has been duly authorized by the Company and each Guarantor and, (f) the Subsidiaries signing as Guarantors constitute all of the domestic Subsidiaries of the Company as of the date of this First Amendment. The Company will, upon request by the Agent, provide satisfactory evidence of items (a) and
(e) above.

          14. Multiple Counterparts. This Amendment may be signed in any number of counterparts, each of which may be delivered in original or facsimile form, and each shall be construed as an original, but all of which together shall constitute one and the same instrument.

          15. Conditions to Effectiveness. This Amendment shall be effective upon the occurrence of or receipt by the Agent of the following, all in form and substance satisfactory to the Agent and, where relevant, executed by all appropriate parties:

     (a)  this Amendment;

     (b) one Note for each Bank (i) who is a party to this Amendment but was not a party to the Credit Agreement or (ii) whose Commitment effective under this Amendment is different from such Bank's Commitment under the Credit Agreement prior to the effectiveness of this Amendment;

     (c) opinions addressed to the Agent and the Banks from (i) Bracewell & Patterson, L.L.P., counsel to the Company and the Guarantors, in form and substance satisfactory to the Agent and its counsel, and (ii) from Randolph W. Bryant, General Counsel to the Company, in form and substance satisfactory to the Agent and its counsel;

     (d) receipt by the Agent of the fees payable by the Company under the fee letter from the Agent to the Company dated April 16, 1999; and

     (e) all conditions in Section 4.02 of the Credit Agreement shall be satisfied.

          16. Reference to the Credit Agreement and effect on the Notes and other Documents executed pursuant to the Credit Agreement.

          a. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of similar import shall mean and be a reference to the Credit Agreement, as amended hereby.

          b. Upon the effectiveness of this Amendment, each reference in the Notes, the Security Documents and the other Loan Documents delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

          17. Release and Indemnity. (a) The Company shall and hereby does indemnify the Agent and each Bank and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Company of the proceeds of any extension of credit hereunder or any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing or any of the other Loan Documents, and the Company shall reimburse each Bank and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (the "Indemnified Obligations").

          (b) WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL INDEMNIFIED OBLIGATIONS ARISING OUT OF OR RESULTING FROM THE ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR IMPOSED UPON SAID PARTY UNDER ANY THEORY OF STRICT LIABILITY. Without prejudice to the survival of any other obligations of the Company hereunder and under the other Loan Documents, the obligations of the Company under this Section shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and the payment of the Obligations or the assignment of the Notes.

          18. Commitment. Subject to the conditions to effectiveness contained in Section 15 of this Amendment, each Bank's Commitment shall be as reflected on the signature pages of this Amendment opposite the signature of such Bank and the commitments reflected on the signature pages of the Credit Agreement shall be of no further effect.

          19. Funding. Each New Bank agrees to pay to the Agent, and the Agent agrees to pay to each Old Bank, on the day this Amendment is effective, amounts so that after such payments each Bank is owed its pro rata portion of Advances and other amounts owed by the Company on such day according to the ratio of such Bank's Commitment to the Total Commitments. Amounts paid by the New Banks are deemed to be Advances. "New Banks" are The Bank of New York, Bank One, Texas, NA, Comerica Bank, First Union National Bank, Guaranty Federal Bank, Mercantile Bank National Association, SunTrust Bank, Atlanta and Wells Fargo Bank (Texas), N.A., "Old Banks" are Chase Bank of Texas, National Association, ABN, AMRO Bank, N.V., NationsBank, N.A. (formerly known as Bank of America Texas, N.A.), BankBoston, N.A., Bank of Montreal, The Bank of Nova Scotia, Credit Lyonnais New York Branch, Key Corporate Capital Inc., National City Bank of Kentucky, Paribas and Union Bank of California, N.A.

          20. Agents. Upon the effectiveness of this Amendment, ABN AMRO Bank, N.V. shall be the documentation agent, NationsBank, N.A. shall be the syndication agent, The Bank of Nova Scotia and Credit Lyonnais New York Branch shall each be a managing agent, and Paribas, Key Corporate Capital Inc., Bank One, Texas, NA and First Union National Bank shall be co-agents.

          21. Choice of Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT EXECUTED BY THE PARTIES UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF ANY BANK OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

          21. Entire Agreement. THIS AMENDMENT AND THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                        [SIGNATURES BEGIN ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                      COMPANY:

                                         GROUP MAINTENANCE AMERICA CORP.


                                           By: /s/ Darren B. Miller
                                              -------------------------
                                           Name:  Darren B. Miller
                                           Title: Executive Vice President

                       GUARANTORS/DOMESTIC SUBSIDIARIES:

A-1 Appliance & Air Conditioning, Inc., a Delaware corporation
A-1 Mechanical of Lansing, Inc., a Michigan corporation
A-ABC Appliance, Inc., a Texas corporation
A-ABC Services, Inc., a Delaware corporation
AA Advance Air, Inc., a Florida corporation
AA JARL, Inc. (dba Jarrell Plumbing), a Delaware corporation
Air Conditioning Engineers, Inc., a Michigan corporation
Air Conditioning, Plumbing & Heating Service Co., Inc., a Colorado corporation Aircon Energy Incorporated, a California corporation
Air Systems, Inc., a California corporation
Airtron, Inc., a Delaware corporation
Airtron of Central Florida, Inc., a Florida corporation
All Service Electric, Inc., a Florida corporation
Arkansas Mechanical Services, Inc., an Arkansas corporation
Atlantic Industrial Constructors, Inc., a Virginia corporation
Barr Electric Corp., an Illinois corporation
Callahan Roach Products & Publications, Inc., a Colorado corporation
Cardinal Contracting Corporation, an Indiana corporation
Central Air Conditioning Contractors, Inc., a Delaware corporation
Central Carolina Air Conditioning Company, a North Carolina corporation Charlie Crawford, Inc., a Delaware corporation
Clark Converse Electric Service, Inc., an Ohio corporation
Colonial Air Conditioning Company, a Delaware corporation
Commercial Air Holding Company, a Maryland corporation
Commercial Air, Power & Cable, Inc., a Maryland corporation
Continental Electrical Construction Co., a Delaware corporation
Costner Brothers, Inc., a South Carolina corporation
Divco, Inc., a Washington corporation
Dynamic Software Corporation, a Maryland corporation
Electrical Associates of Dallas, Inc., a Texas corporation
Evans Services, Inc., an Alabama corporation
The Farfield Company, a Delaware corporation
Ferguson Electric Corporation, a Delaware corporation
Gentzler Electrical Contractors, Inc., a Delaware corporation
Gilbert Mechanical Contractors, Inc., a Minnesota corporation
Gregory Electric Corp., an Illinois corporation
GroupMAC Holding Corp., a Delaware corporation
HPS Plumbing Services, Inc., a California corporation
Hallmark Air Conditioning, Inc., a Delaware corporation
Hungerford Mechanical Corporation, a Virginia corporation
J. D. Steward Air Conditioning, Inc., a Colorado corporation
K & N Plumbing, Heating and Air Conditioning, Inc., a Delaware corporation L.T. Mechanical, Inc., a Delaware corporation
Laney's Inc., a Delaware corporation
Linford Service Co., a California corporation

MacDonald-Miller Co., Inc., a Washington corporation
MacDonald-Miller Industries, Inc., a Washington corporation
MacDonald-Miller of Oregon, Inc., a Delaware corporation
MacDonald-Miller Service, Inc., a Washington corporation
Masters, Inc., a Maryland corporation
Mechanical Interiors, Inc., a Delaware corporation
Merritt Island Air & Heat, Inc., a Delaware corporation
New Construction Air Conditioning, Inc., a Michigan corporation
Noron, Inc., an Ohio corporation
Pacific Rim Mechanical Contractors, Inc., a California corporation
Paul E. Smith Co., Inc., an Indiana corporation
Phoenix Electric Company, a Delaware corporation
Ray and Claude Goodwin, Inc., a Florida corporation
Reliable Mechanical, Inc., a Delaware corporation
Romanoff Electric Corp., an Ohio corporation
Sibley Services, Incorporated, a Tennessee corporation
Southeast Mechanical Service, Inc., a Florida corporation
Statewide Heating & Cooling, Inc., a Delaware corporation
Stephen C. Pomeroy, Inc., a Delaware corporation
Sterling Air Conditioning, Inc., a Texas corporation
Sun Plumbing, Inc., a Florida corporation
Team Mechanical, Inc., a Utah corporation
Tower Electric Company, a Delaware corporation
Trinity Contractors, Inc., a Delaware corporation
United Acquisition Corp. (dba United Service Alliance), an Iowa corporation Valley Wide Plumbing and Heating, Inc., a Colorado corporation
Van's Comfortemp Air Conditioning, Inc., a Florida corporation
Vermont Mechanical, Inc., a Delaware corporation
Wade's Heating and Cooling, Inc., a Florida corporation
Wiegold & Sons, Inc., a Florida corporation
Willis Refrigeration, Air Conditioning & Heating, Inc., an Ohio corporation Yale Incorporated, a Minnesota corporation


                                           By: /s/ Darren B. Miller
                                              -------------------------
                                           Name:  Darren B. Miller
                                           Title: Vice President


GroupMAC Management Co., a Delaware corporation


                                           By: /s/ Darren B. Miller
                                              -------------------------
                                           Name:  Darren B. Miller
                                           Title: Executive Vice President

                                  AGENT/BANK:


Amount of Commitment:                      CHASE BANK OF TEXAS,
$34,000,000.00                             NATIONAL ASSOCIATION,
                                           as Agent and Individually, as a Bank

                                           By: /s/ J. M. Walshak
                                              -------------------------
                                                    J. M. Walshak
                                                   Vice President

                           DOCUMENTATION AGENT/BANK:

Amount of Commitment:                      ABN AMRO BANK, N.V.,
$33,000,000.00                             as Documentation Agent and
                                           Individually as a Bank


                                           By: /s/ Laurie C. Tuzo
                                              ---------------------------
                                           Name: Laurie C. Tuzo
                                                -------------------------
                                           Title: Senior Vice President
                                                 ------------------------


                                           By: /s/ Eric R. Hollingsworth
                                              ---------------------------
                                           Name: Eric R. Hollingsworth
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------


                                           Address for Notice:

                                           Three Riverway, Suite 1700
                                           Houston, Texas 77056

                                           Telephone No.: (713) 964-3360
                                           Telecopy No.:  (713) 629-7533

                                           Attn: Laurie Tuzo

                                    BANKS:

Amount of Commitment:                    BANKBOSTON, N.A.
$20,000,000.00


                                         By: /s/ Ravi Kacker
                                            -------------------------
                                         Name: Ravi Kacker
                                              -----------------------
                                         Title: Vice President
                                               ----------------------

                                         Address for Notice:

                                         100 Federal Street, Mail Stop 01-10-01
                                         Boston, Massachusetts  02110

                                         Telephone No.: (617) 434-4708
                                         Telecopy No.:  (617) 434-1574

                                         Attn:   Ravi Kacker
                                         E-mail: rkacker@bkb.com

                                    BANKS:

Amount of Commitment:                      BANK OF MONTREAL
$20,000,000.00



                                           By: /s/ L.A. Durning
                                              -------------------------
                                           Name: L.A. Durning
                                                -----------------------
                                           Title: Portfolio Manager
                                                 ----------------------


                                           Address for Notice:

                                           115 South LaSalle Street, 12th Floor
                                           Chicago, Illinois 60603

                                           Telephone No.: (312) 750-3474
                                           Telecopy No.:  (312) 750-3808

                                           Attn: Amy Dumser

                                CO-AGENT/BANK:

Amount of Commitment:                    BANK ONE, TEXAS, NA,
$25,000,000.00                           as Co-Agent and Individually as a Bank



                                         By: /s/ Barry A. Kelly
                                            -------------------------
                                         Name: Barry A. Kelly
                                              -----------------------
                                         Title: Managing Director
                                               ----------------------

                                         Address for Notice:

                                         910 Travis Street, 7th Floor
                                         Houston, Texas 77002

                                         Telephone No.: (713) 751-3831
                                         Telecopy No.:  (713) 751-6199

                                         Attn: Barry Kelly

                                    BANKS:

Amount of Commitment:                      THE BANK OF NEW YORK
$10,000,000.00



                                           By: /s/ Helen L. Sarro
                                              -------------------------
                                           Name: Helen L. Sorro
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------

                                           Address for Notice:

                                           One Wall Street, 22nd Floor
                                           New York, New York 10286

                                           Telephone No.: (212) 635-6898
                                           Telecopy No.:  (212) 635-6434

                                           Attn: Helen Sarro

                             MANAGING AGENT/BANK:

Amount of Commitment:                   THE BANK OF NOVA SCOTIA,
$30,000,000.00                          as Managing Agent and Individually as a
                                        Bank



                                        By: /s/ F.C.H. Ashby
                                           ----------------------------------
                                        Name: F.C.H. Ashby
                                             --------------------------------
                                        Title: Senior Manager Loan Operations
                                              -------------------------------

                                        Address for Notice:

                                        600 Peachtree Street N.E.
                                        Atlanta, Georgia  30308

                                        Telephone No.: (404) 877-1500
                                        Telecopy No.:  (404) 888-8998

                                        Attn: F.C.H. Ashby

                                    BANKS:

Amount of Commitment:                    COMERICA BANK
$15,000,000.00


                                         By: /s/ Mark B. Glover
                                            -------------------------
                                         Name: Mark B. Glover
                                              -----------------------
                                         Title: Vice President
                                               ----------------------

                                         Address for Notice:

                                         4100 Spring Valley, 9th Floor, MC-6625
                                         Dallas, Texas 75244

                                         Telephone No.: (214) 818-2545
                                         Telecopy No.:  (214) 818-2550

                                         Attn: Mark Grover

                             MANAGING AGENT/BANK:

Amount of Commitment:                  CREDIT LYONNAIS NEW YORK
$30,000,000.00                         BRANCH, as Managing Agent and
                                       Individually as a Bank



                                       By: /s/ Xavier Ratouis
                                          -------------------------
                                       Name: Xavier Ratouis
                                            -----------------------
                                       Title: Senior Vice President
                                             ----------------------

                                       Address for Notice:

                                       c/o Credit Lyonnais Representative Office
                                       2200 Ross Avenue, Suite 4400W
                                       Dallas, Texas  75201

                                       Telephone No.: (214) 220-2302
                                       Telecopy No.:  (214) 220-2323

                                       Attn: Blake Wright

                                CO-AGENT/BANK:

Amount of Commitment:                   FIRST UNION NATIONAL BANK,
$25,000,000.00                          as Co-Agent and Individually as a Bank



                                        By: /s/ Scott Santa Cruz
                                           -------------------------
                                        Name: Scott Santa Cruz
                                             -----------------------
                                        Title: Vice President
                                              ----------------------

                                        Address for Notice:

                                        301 South College Street
                                        Charlotte, North Carolina 28288-0737

                                        Telephone No.: (704) 383-7239
                                        Telecopy No.:  (704) 374-4793

                                        Attn: Andy Phelps

                                    BANKS:

Amount of Commitment:                      GUARANTY FEDERAL BANK
$15,000,000.00


                                           By: /s/ Mark L. Wayne
                                              -------------------------
                                           Name: Mark L. Wayne
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------

                                           Address for Notice:

                                           333 Clay Street, Suite 4430
                                           Houston, Texas 77002

                                           Telephone No.: (713) 759-9230
                                           Telecopy No.:  (713) 759-0765

                                           Attn: Mark L. Wayne

                                CO-AGENT/BANK:

Amount of Commitment:                     KEY CORPORATE CAPITAL INC.,
$25,000,000.00                            as Co-Agent and Individually as a Bank



                                          By: /s/ Christine A. Schoaf
                                             ----------------------------
                                          Name: Christine A. Schoaf
                                               --------------------------
                                          Title: Assistant Vice President
                                                -------------------------

                                          Address for Notice:

                                          127 Public Square, 6th Floor
                                          Cleveland, Ohio   44114

                                          Telephone No.: (216) 689-8973
                                          Telecopy No.:  (216) 689-4077

                                          Attn: Christine A. Schoaf

                                    BANKS:

Amount of Commitment:                      MERCANTILE BANK, NATIONAL
$15,000,000.00                             ASSOCIATION




                                           By: /s/ David L. Dains
                                              -------------------------
                                           Name: David L. Dains
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------

                                           Address for Notice:

                                           1 Mercantile Center, 12th Floor
                                           St. Louis, Missouri 63101

                                           Telephone No.: (314) 418-8523
                                           Telecopy No.:  (314) 418-2203

                                           Attn: Dave Dains

                                    BANKS:

Amount of Commitment:                      NATIONAL CITY BANK OF
$15,000,000.00                             KENTUCKY




                                           By: /s/ Tom Gurbach
                                              -------------------------
                                                    Tom Gurbach
                                                  Vice President



                                           Address for Notice:

                                           101 South 5th Street, 31-T08J
                                           Louisville, Kentucky 40202

                                           Telephone No.: (502) 581-6352
                                           Telecopy No.:  (502) 581-5122

                            SYNDICATION AGENT/BANK:

Amount of Commitment:                      NATIONSBANK, N.A., as Syndication
$33,000,000.00                             Agent, and Individually as a Bank




                                           By: /s/ Richard L. Nichols, Jr.
                                              ----------------------------
                                           Name: Richard L. Nichols
                                                --------------------------
                                           Title: Vice President
                                                 -------------------------


                                           Address for Notice:

                                           700 Louisiana, 8th Floor
                                           Houston, Texas 77002

                                           Telephone No.: (713) 247-6258
                                           Telecopy No.:  (713) 247-6360

                                           Attn: Richard Nichols

                                CO-AGENT/BANK:

Amount of Commitment:                     PARIBAS,
$25,000,000.00                            as Co-Agent and Individually as a Bank


                                          By: /s/ Chuck Irwin
                                             -------------------------
                                          Name: Chuck Irwin
                                               -----------------------
                                          Title: Vice President
                                                ----------------------


                                          By: /s/ Larry Robinson
                                             -------------------------
                                          Name: Larry Robinson
                                               -----------------------
                                          Title: Vice President
                                                ----------------------

                                          Address for Notice:

                                          1200 Smith Street, Suite 3100
                                          Houston, Texas 77002

                                          Telephone No.: (713) 659-4811
                                          Telecopy No.:  (713) 659-5234

                                          Attn: Scott Clingan

                                    BANKS:

Amount of Commitment:                     SUNTRUST BANK, ATLANTA
$20,000,000.00



                                          By: /s/ David J. Edge
                                             -------------------------
                                          Name: David J. Edge
                                               -----------------------
                                          Title: Vice President
                                                ----------------------



                                          By: /s/ Carolyn S. McMeekin
                                             -----------------------------
                                          Name: Carolyn S. McMeekin
                                               ---------------------------
                                          Title: Corporate Banking Officer
                                                --------------------------


                                          Address for Notice:

                                          25 Park Place, 25th Floor, Center 1909
                                          Atlanta, Georgia 30303

                                          Telephone No.: (404) 581-1522
                                          Telecopy No.:  (404) 827-6695

                                          Attn: Carolynn S. McMeekin

                                    BANKS:

Amount of Commitment:                      UNION BANK OF CALIFORNIA, N.A.
$20,000,000.00



                                           By: /s/ J. Scott Jessup
                                              -------------------------
                                           Name: J. Scott Jessup
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------

                                           Address for Notice:

                                           445 S. Figueroa St., 18th Floor
                                           Los Angeles, California  90071

                                           Telephone No.:  (213) 236-4023
                                           Telecopy No.:   (213) 236-7814

                                           Attn: Scott Jessup

                                    BANKS:

Amount of Commitment:                      WELLS FARGO BANK (TEXAS), N.A.
$15,000,000.00



                                           By: /s/ Christopher A. King
                                              -------------------------
                                           Name: Christopher A. King
                                                -----------------------
                                           Title: Vice President
                                                 ----------------------

                                           Address for Notice:

                                           1000 Louisiana, 3rd Floor
                                           Houston, Texas 77002

                                           Telephone No.: (713) 319-1333
                                           Telecopy No.:  (713) 739-1082

                                           Attn: Christopher King

                                                                 EXHIBIT 6.01(d)

                            COMPLIANCE CERTIFICATE


(a)      Consolidated Net Worth (Section 7.10):

         (i)    75% of consolidated net income for the third      $____________
                quarter 1998, fourth quarter 1998 and each completed fiscal quarter thereafter:

         (ii)   100% of net proceeds from issuance of             $____________
                capital stock subsequent to October 15, 1998:

         (iii)  Required Consolidated Net Worth                   $____________
                ((i) + (ii) + $180,000,000):

         (iv)   Net Worth of the Company and its                  $____________
                Subsidiaries on a consolidated basis:

(b)      Funded Debt to EBITDA Ratio (Section 7.11):

         (i)    Funded Debt:                                      $____________

         (ii)   EBITDA for the preceding four quarters            $____________
                calculated on a pro forma basis:

         (iii)  Required Funded Debt to EBITDA Ratio:               4.00 to 1.00

         (iv)   Funded Debt to EBITDA Ratio (i / ii):             _____________

(c)      Senior Debt to EBITDA Ratio (Section 7.12):

         (i)    Senior Debt:                                      $____________

         (ii)   EBITDA for the preceding four quarters            $____________
                calculated on a pro forma basis:

         (iii)  Required Senior Debt to EBITDA Ratio:              2.50 to 1.00

         (iv)   Senior Debt to EBITDA (i / ii):                   _____________

(d)      Funded Debt to Capitalization Ratio (Section 7.13):

         (i)    Funded Debt:                                      $____________

         (ii)   Total Capitalization:                             $____________

         (iii)  Required Funded Debt to Capitalization Ratio              55.0%

         (iv)   Funded Debt to Capitalization Ratio: (i / ii):    _____________

(e)      Consolidated Capital Expenditures Limitation (Section 7.14):

         (i)    Consolidated Net Worth:                          $_____________

         (ii)   Consolidated Capital Expenditures Limitation     $_____________
                ((i) x 8%):

         (iii)  Consolidated Capital Expenditures:               $_____________

(f)      Fixed Charge Coverage Ratio (Section 7.15):

         (i)    EBITDA for the preceding four quarters           $_____________
                calculated on a pro forma basis:

         (ii)   Cash taxes paid during the preceding four        $_____________
                quarters:

         (iii)  Consolidated Capital Expenditures during         $_____________
                the preceding four quarters:

         (iv)   Cash Interest Expense for the preceding four     $_____________
                quarters:

         (v)    Scheduled Amortization of Principal and          $_____________
                Payments in respect to Capitalized Lease
                Obligations during the four subsequent quarters:

         (vi)   Advances outstanding under this Agreement        $_____________
                times 20%:

         (vii)  Required Fixed Charge Coverage Ratio               1.20 to 1.00
                [(i-ii-iii)/(iv+v+vi)]

         (viii) Fixed Charge Coverage Ratio:                      _____________

                               SCHEDULE 7.04(a)


1. Airtron - Assignment of Certificate of Deposit, NO. 2171630105, for $167,000, of National City Bank, to Ohio Bureau of Workers' Compensation, dated June 23, 1996 (Certificate of Deposit, which was scheduled to mature on June 23, 1996, was renewed until June 23, 1998)

2. Airtron-Section 634.405 deposit with the Florida Department of Insurance of $100,000 for Airtron of Central Florida, Inc. and retains unencumbered assets of at least $200,000 (the Company maintains a certificate of deposit in its name but unencumbered in any way to meet this requirement) (warranty work - service contracts)

3.       Airtron - United Parcel Service deposit $200

4.       Liens evidenced by the following filings:

-----------------------------------------------------------------------------------------------------------------------------------
                                      FILING
 DEBTOR                             JURISDICTION             FILE NO.                    SECURED PARTY
-----------------------------------------------------------------------------------------------------------------------------------
 Airtron                                                    89-5292           Carrier Distribution Credit Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Airtron                                                    93-6606           Lennox Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Airtron                                                    93-74544          Amana Refrigeration, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 A 1 Appliance & Air                  Texas-SOS             94-00225771       A-1 Appliance Service, Inc.
 Conditioning, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 A-ABC Appliance, Inc.                Texas-SOS             98-00126841       General Electric Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 A-ABC Appliance, Inc.                Texas-SOS             9300074729        Maytag Appliance Sales Company
-----------------------------------------------------------------------------------------------------------------------------------
 Air Systems, Inc.                    SOS-CA                9601260458        Heritage Bank of Commerce
-----------------------------------------------------------------------------------------------------------------------------------
 Calahan Roach Products &             Colorado-SOS          19972019369       First Sierra Financial Inc.
 Publications
-----------------------------------------------------------------------------------------------------------------------------------
 MPS Plumbing Service, Inc.                                 9736060829        Colonial Pacific Leasing Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Jarrell Plumbing                     Texas-SOS             88-00277778       The Frost National Bank
-----------------------------------------------------------------------------------------------------------------------------------
 K and N Plumbing, Inc.               Texas-SOS             90-00052385       Lennox Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 K&N Plumbing, Heating and            Texas-SOS             9600184361        Romco Equipment Co.
 Air Conditioning, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 K and N Plumbing, Heating            Texas-SOS             97-0072606        Codorus Acceptance Corporation
 and Air Conditioning, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 MacDonald-Miller, Inc.               Washington-SOS        97-083-0030       Howard S. Wright Construction Co.
-----------------------------------------------------------------------------------------------------------------------------------
 Merritt Island Heat & Air, Inc.      Florida-SOS           980000011001      Wachovia Bank NA
-----------------------------------------------------------------------------------------------------------------------------------
 Van's Comfortemp Air                 Florida-SOS           001850088133      American Standard Financial Services
 Conditioning, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

5. The following filings describe collateral that is held by the Company or a Guarantor under operating leases.

-----------------------------------------------------------------------------------------------------------------------------------
                                         FILING
 DEBTOR                                JURISDICTION          FILE NO.                    SECURED PARTY
-----------------------------------------------------------------------------------------------------------------------------------
 Aircon Energy Incorporation          California-SOS        9824660130        Inter-Tel Leasing, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Atlantic Industrial                  Virginia-Henrico Cty  98-1956           Carter Machinery Company, Inc.
 Constructors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Callahan Roach Products &            Colorado-SOS          19952070909       AT&T Capital Leasing Services, Inc.
 Publications
-----------------------------------------------------------------------------------------------------------------------------------
 Commercial Air, Power and            Maryland-SOS          171058549         Mercantile Safe Deposit and Trust
 Cable, Inc.                                                                  Company
-----------------------------------------------------------------------------------------------------------------------------------
 Costner Brothers, Inc.               South Carolina-SOS    960716-113759A    Ful Incorporated
-----------------------------------------------------------------------------------------------------------------------------------
 Costner Brothers Air                 South Carolina-SOS    951107-111722A    Rock Hill Telephone Company
 Conditioning Heating
-----------------------------------------------------------------------------------------------------------------------------------
 The Farfield Company                 Pennsylvania-SOS      23610772          Center Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 The Farfield Company                 Pennsylvania-SOS      24451310          Acton Mobile Industries
-----------------------------------------------------------------------------------------------------------------------------------
 The Fairfield Company                Pennsylvania-SOS      25671270          Forklifts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 The Fairfield Company                Pennsylvania-SOS      25350951          The CIT Group/Equipment Financing, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 The Fairfield Company                Pennsylvania-SOS      28601128          Citicorp Del-Lease, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 The Fairfield Company                Pennsylvania-SOS      29580399          CIT Group Equipment Financing, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 The Fairfield Company                Pennsylvania-SOS      27000108          Acton Mobile Industries Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Hungerford Mechanical                Virginia-SOS          9704247086        Resun Powhatan XXII Limited Partnership
 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Hungerford Mechanical                Virginia-SOS          9704247087        Resun Comanche XX Limited Partnership
 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Hungerford Mechanical                Virginia-SOS          9711047139        Resun Pawnee XIX Limited Partnership
 Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 McDonald-Miller Co., Inc.            Washington-SOS        97-303-0229       Northwest Forklift, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 McDonald-Miller Industries, Inc.     Washington-SOS        95-223-0094       Leasing Associates Inc. P1
-----------------------------------------------------------------------------------------------------------------------------------
 MacDonald-Miller, Service, Inc.      Washington-SOS        97-108-0068       NFC Financial assigned to Unistar Leasing
-----------------------------------------------------------------------------------------------------------------------------------
 Masters, Inc.                        Maryland-SOS          180698345         Standard Equipment Company
-----------------------------------------------------------------------------------------------------------------------------------
 Mechanical Interiors, Inc.           Texas-SOS             94-00074050       American Business Credit Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Mechanical Interiors, Inc.           Texas-SOS             98-00008955       American Business Credit Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Ray and Claude Goodwin, Inc.         Florida-SOS           980000251825      KDC Financial Limited Partnership
-----------------------------------------------------------------------------------------------------------------------------------
 Team Mechanical                      Utah-SOS              538337            Young Electric Sign
-----------------------------------------------------------------------------------------------------------------------------------
 Yale Incorporated                    Minnesota-SOS         2059505           The Manifest Group
-----------------------------------------------------------------------------------------------------------------------------------